Warrant No.  98-01                         Warrant to Purchase
                                           10,000 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 12 January 2001

     This is to certify that, for the value received, Loretta E. Wakem, P. O. Box 159, Keller, VA. 23401, is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 12 January 2001 , but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.50 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.

     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated:  12 January 1998

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin























Warrant No.  98-02                         Warrant to Purchase
                                           10,000 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 12 January 2001

     This is to certify that, for the value received, Walter L. and Martha P. Maguire, Trustees, for Diane S. Maguire are entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 12 January 2001 , but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.50 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.

     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated:  12 January 1998

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin























Warrant No.  98-03                         Warrant to Purchase
                                           10,000 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 12 January 2001

     This is to certify that, for the value received, Walter L. and Martha P. Maguire, Trustees, for Walter P. Maguire are entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 12 January 2001 , but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.50 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.

     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated:  12 January 1998

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin























Warrant No.  98-04                         Warrant to Purchase
                                           10,000 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 12 January 2001

     This is to certify that, for the value received, Walter L. and Martha P. Maguire, Trustees, for Angus P. Maguire are entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 12 January 2001 , but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.50 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated:  12 January 1998

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-10               Warrant to Purchase
                                          16,827 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, The Archer Foundation, c/o George W. Moffitt, Jr. is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated:  12 February 1998

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-11               Warrant to Purchase
                                          6,310 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Dr. Warren A. Evans and Mrs. Mary Esther Evans are entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:



























Warrant No.  Series C 98-12               Warrant to Purchase
                                          4,207 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Pershing Division of Donaldson, Lufkin & Jenrette Secs. Corporation is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-13               Warrant to Purchase
                                          4,207 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Henry R. Gutsmuth is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-14               Warrant to Purchase
                                          6,310 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Richard A. Woods is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-15               Warrant to Purchase
                                          4,207 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Nancy Ann Ranken Moffitt, Trustee U/D/T dtd 12/26/84 FBO Nancy Ann Ranken Moffitt et al. is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin























Warrant No.  Series C 98-16               Warrant to Purchase
                                          2,103 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Henry R. Gutsmuth is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-17               Warrant to Purchase
                                          6,310 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, George W. Moffitt, Jr. is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-18               Warrant to Purchase
                                          4,207 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Edward L. Robinson is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  98-19              Warrant to Purchase
                                          20,000 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 17 February 2001

     This is to certify that, for the value received, Walter L. Maguire, Trustee for "The Walter L. Maguire 1953 Trust" is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 17 February 2001, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.50 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 17 February 1998

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  98-20              Warrant to Purchase
                                          10,000 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 17 February 2001

     This is to certify that, for the value received, Loretta E. Wakem, P. O. Box 159, Keller, VA., 23401 is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 17 February 2001, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.50 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 17 February 1998

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  98-21              Warrant to Purchase
                                          10,000 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 17 February 2001

     This is to certify that, for the value received, Walter L. and Martha P. Maguire, Trustees, for Diane S. Maguire is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 17 February 2001, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.50 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 17 February 1998

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  98-22              Warrant to Purchase
                                          10,000 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 17 February 2001

     This is to certify that, for the value received, Walter L. and Martha P. Maguire, Trustees, for Walter P. Maguire is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 17 February 2001, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.50 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 17 February 1998

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  98-23              Warrant to Purchase
                                          10,000 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 17 February 2001

     This is to certify that, for the value received, Walter L. and Martha P. Maguire, Trustees, for Angus P. Maguire is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 17 February 2001, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.50 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 17 February 1998

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-24               Warrant to Purchase
                                          155,810 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, John C. Lawrence is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-25               Warrant to Purchase
                                          3,101 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Robert A. Rice is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-05                Warrant to Purchase
                                            4,207 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, The Archer Foundation, c/o George W. Moffitt, Jr. is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-06                Warrant to Purchase
                                           10,517 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Delta Western Company is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 12 February 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin
























Warrant No.  Series C 98-07               Warrant to Purchase
                                          8,414 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Nancy Ann Ranken Moffitt, Trustee U/D/T dtd 12/26/84 FBO Nancy Ann Ranken Moffitt et al. is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstandi ng.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin























Warrant No.  Series C 98-09               Warrant to Purchase
                                          4,207 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, The Archer Foundation c/o George W. Moffitt, Jr. is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997

                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin





Warrant No.  Series C 98-08               Warrant to Purchase
                                          8,414 Common Shares

STOCK PURCHASE WARRANT
(For the Purchase of Shares of a Par Value of $.01 Per Share)

UNITED STATES ANTIMONY CORPORATION
(Incorporated under the laws of the State of Montana)

VOID AFTER 9:00 A.M. ON 31 December 2000

     This is to certify that, for the value received, Nancy J. Moffitt is entitled, subject to the terms and conditions hereinafter set forth, at or before 9:00 A.M., Mountain Daylight Time, on 31 December 2000, but not thereafter, to purchase the number of Unregistered Common Shares as set forth above, with a par value of $.01 per share, hereinafter called Unregistered Common Shares, of United States Antimony Corporation, hereinafter called the Company, at an exercise price of $.70 per share, and to receive a certificate or certificates for the Unregistered Common Shares so purchased, upon presentation and surrender to the Company, with the form of subscription duly executed, and accompanied by the payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company.

     The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges, will be fully paid and non-assessable, and the Company further covenants and agrees that it will from time-to-time take all such action as may be requisite to assure that the par value per share of the Common Shares is at all time equal to or less than the current Warrant purchase price per share of the Unregistered Common Shares issuable pursuant to this Warrant.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time-to-time, within the period above stated, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Shares.

     In case of the purchase of less than all shares purchasable under this warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.
     The Company agrees at all times to reserve and hold available a sufficient number of Unregistered Common Shares to cover the number of shares issuable upon the exercise of this and all other similar Warrants then outstanding.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation, or any other rights whatsoever, except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of the Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     This warrant and the rights represented hereby may not be transferred except by way of gift to family members and family entities, such as trusts or foundations.

     In any of the following events, occurring hereafter and until the expiration of the Warrant by the passage of time or the full exercise hereof, appropriate adjustments shall be made in the number of shares deliverable upon the exercise of this Warrant or the price per share to be paid so as to maintain the proportion of interest of each Warrant holder. If the Company at any time prior to the expiration of the Warrants and prior to the exercise thereof declares a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock, or divides, consolidates or reclassifies the Common Stock, whether upon a recapitalization or otherwise, or merges or consolidates with or into another Corporation (unless the Company is the continuing Corporation and there is no reclassification or change of outstanding shares of Common Stock) the number of Common Shares issuable upon exercise of this Warrant shall thereafter (until further adjusted), consist of the kind and amount of securities or property which would have been issuable had the Warrants been exercised immediately prior to the record date for the event in question. The Company shall not affect any such merger or consolidation unless, at or prior to the consumption thereof, the surviving Corporation shall assume by written agreement the obligation to deliver these securities which, and accordance with the foregoing, the Warrant holder is entitled to purchase. The above provisions relative to dilution shall not apply to any issuance or sale by the Company of any of its securities, or any securities convertible into Common Stock, which issuance and sale was for valid consideration as determined by the Board of Directors of the Company and the Company shall be free to offer and sell during the term of this Warrant such of its securities as it may deem advisable and appropriate.


     Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrendering this Warrant for cancellation, the Company will execute and deliver, in lieu thereof, a new Warrant for like tenor.

     The Warrants represented by this certificate and the shares underlying issuable upon exercise hereof, have not been registered under the Securities Act of 1933. The Warrants have been purchased for investment and not with a view to distribution or resale, they may not be made subject to security interest, pledged, hypothecated. The warrant may not be transferred except by way of gift to family members and family entities, such as trusts or foundations. Shares issuable upon exercise of this warrant will have been purchased by the holder thereof for investment and not with a view to distribution or resale, or otherwise transferred without an effective registration statement pursuant to the Securities Act of 1933, or an opinion of counsel acceptable to counsel for the Company that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear a restrictive legend in substantially the following form:

     "No sale offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amends, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

     All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the holder of this Warrant.

          Dated: 31 December 1997
                               UNITED STATES ANTIMONY CORPORATION


                               By
                                 John C. Lawrence, President

ATTEST:


Lee Martin